First-Quarter 2013 Earnings
April 26, 2013
Exhibit 99.2
Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP - Strategic Planning and Transactions
Doug Pike, VP - Investor Relations

Cautionary Statement
The information in this presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. Actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Factors that could cause actual results to differ from forward-looking statements include, but are not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances;
industry production capacities and operating rates; uncertainties associated with worldwide economies;
legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries;
operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; the ability to comply with the terms of our credit facilities and other financing arrangements; the ability to implement business strategies; and other factors affecting our business generally as set forth in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2012, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
This presentation contains time sensitive information that is accurate only as of the date hereof.
Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

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Information Related to Financial Measures
We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. Before the first quarter of 2013, we reported EBITDA including certain adjustments.  The EBITDA previously reported was calculated as net income before net interest expense, income taxes, depreciation and amortization, reorganization items, income from equity investments, income (loss) attributable to non-controlling interests, net income (loss) from discontinued
operations, plus joint venture dividends, as adjusted for other items management does not believe are indicative of our underlying results of operations such as impairment charges, asset retirement obligations and the effect of mark-to-market accounting on our warrants. The specific items for which
EBITDA was adjusted in each prior reporting period were disclosed in the reconciliation of non-GAAP financial measures table included in each reporting period.  Beginning March 31, 2013, we calculate
EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from)
income taxes, and depreciation & amortization.  Reconciliations of our current calculation of EBITDA for periods prior to March 31, 2013 to the previously presented measures is included under “EBITDA
Reconciliations” on the Investor Relations section of our website at www.lyondellbasell.com.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.

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Highlights
EBITDA
(1)
($ in millions)
4
Income from Continuing Operations
(1)
500
1,000
1,500
$2,000
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
250
500
750
$1,000
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
($ in millions, except per share data)
1Q'13 4Q'12 1Q'12
EBITDA
$1,585 $1,265 $1,227
Income from Continuing Operations
$906 $645 $594
Diluted Earnings ($ / share) from Continuing Operations
$1.56 $1.13 $1.03
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EBITDA Growth vs. Q4’12:
25%
EPS Growth vs. Q4’12:
38%
EBITDA Growth vs. Q1’12: 29%
EPS Growth vs. Q1’12:
51%
(1)  EBITDA and income from continuing operations include a lower of cost or market adjustment of $71 million  in the second quarter 2012 which was reversed in the third quarter 2012, due to a recovery in market prices.

LyondellBasell Safety Performance
•
Sustained excellent safety results
through Q1
Injuries per 200,000 Hours Worked
(1)
1) Includes employees and contractors.
5
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 Q1'13
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150
300
450
600
750
$900
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
March 2013 LTM EBITDA
First Quarter 2013 and Last-Twelve-Months (LTM)
Segment EBITDA
First Quarter 2013 EBITDA
($ in millions)
($ in millions)
6
600
1,200
1,800
2,400
3,000
$3,600
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
LTM March EBITDA
$6,166 million
LTM Operating Income
$5,003 million
Q1’13 EBITDA
$1,585 million
Q1’13 Operating Income
$1,267 million
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$1,670
$2,879
0
1,500
3,000
4,500
6,000
$7,500
Q2'12
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Borrowings
Other Q1'13
Ending
Cash
Balance
$2,732
$2,879
0
800
1,600
2,400
3,200
$4,000
Q1'13
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Borrowings
Other Q1'13
Ending
Cash
Balance
Cash Flow
1) Beginning and ending cash balances include cash and cash equivalents; 2) Includes  accounts receivable, inventories, and accounts payable; 3)  Includes capital and maintenance turnaround spending.
(3) (2)
(1)
($ in millions)
(2) (1)
First Quarter 2013 LTM March 2013
(3)
(1)
7
(1)
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Snapshot at March 31, 2013
LTM FCF:  $3.4 billion
LTM Capex:  $1.2 billion
Cash:  $2.9 billion
Total Debt/LTM EBITDA: 0.7x
Total Debt/Book Capital: 27%
1) Figures depicted represent end of quarter balances
($ in billions)
Working Capital
(1)
Key Statistics
8
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Working Capital and Key Financial Statistics
($6)
($4)
($2)
$0
$2
$4
$6
$8
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Total WC Inventory AR AP

200
400
600
800
$1000
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
0
1
2
3
4
1Q'12 4Q'12 1Q'13 Apr'13
(10)
5
20
35
50
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins - Americas
Highlights and Business Drivers - 1Q’13
Ethylene Chain Margins
(2)
EBITDA
(1)
Performance vs. 4Q’12
Polypropylene Margins
(2)
($ in millions)
(cents / lb) (cents / lb)
1Q’12 4Q’12 1Q’13 April’13
9
1) EBITDA includes a lower of cost or market adjustment of $71 million  in the second quarter 2012 which was reversed in the third quarter 2012, due to a recovery in market prices; 2) Source: data from third party consultant .
U.S. Olefins
•
Above 100% of nameplate capacity
•
Margins up due to improved co-product
prices
Polyethylene
•
Volumes down  ~ 3%
•
Spread up 1¢/lb
Polypropylene (includes Catalloy)
•
Volumes down ~ 7%
•
Spread down 3¢/lb
EBITDA Margin Volume
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EBITDA Margin Volume
(10)

20
35
50
1Q'12 4Q'12 1Q'13 Apr'13
HDPE Margin Naphtha Margin Ethylene/HDPE Chain
(6)
(4)
(2)
0
2
1Q'12 4Q'12 1Q'13 Apr'13
100
200
300
$400
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Olefins & Polyolefins - Europe, Asia, International
Highlights and Business Drivers - 1Q’13
EU Olefins
•
Margin expansion – naphtha volatility
•
Wesseling turnaround in Q4
Polyethylene
•
Volumes down  ~ 3%
•
Spread up ~ 1¢/lb
Polypropylene (includes Catalloy)
•
Volumes flat
•
Spread up ~ 1¢/lb
JV equity income
European Ethylene Chain Margins
(1)
EBITDA Performance vs. 4Q’12
European Polypropylene Margins
(1)
($ in millions)
(cents / lb) (cents / lb)

1) Source: data from third party consultant.
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100
200
300
400
$500
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
0
15
30
45
1Q12 4Q12 1Q13 2Q13 E
0
50
100
150
1Q'12 4Q'12 1Q'13 Apr'13
Intermediates & Derivatives
Highlights and Business Drivers - 1Q’13
EBITDA
Propylene Oxide and Derivatives
•
Underlying steady results
Intermediates
•
Improved C4 chemicals and styrene
margins
Oxyfuels
EBITDA Margin Volume
Performance vs. 4Q’12
($ in millions)
11
EU MTBE Raw Material Margins (per Platts)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(cents / lb)
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Increased raw material margins

160
$200
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
0
10
20
30
1Q'12 4Q'12 1Q'13 Apr'13
Lt-Hvy Lt-Gasoline Lt-Heating Oil
0
100
200
300
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Refining Highlights and Business Drivers - 1Q’13
Houston Refinery
•
Q1 planned turnaround
•
Crude throughput: 173 MBPD
•
Maya 2-1-1:  $20.97 bbl
Refining Spreads (per Platts)
(1)
EBITDA Performance vs. 4Q’12
EBITDA Margin Volume
($ in millions)
($ / bbl)
1) Light Louisiana Sweet (LLS) is the referenced light crude.
12
HRO Throughput
(MBPD)
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– No planned U.S. olefins maintenance
in the second quarter
– Intermediates and Derivatives remain
steady
– Houston refinery back to normal
operating rates
– Projects are progressing as
scheduled
First-Quarter Summary and Outlook
– Record U.S. olefins results
• Continued U.S. NGL advantage
– Europe olefins and polyolefins
margins expansion from feedstock
volatility; continued profitability in
differentiated products
– Steady Intermediates and
Derivatives segment results
– Houston refinery throughput
constrained due to planned
turnaround
– Began construction of La Porte
ethylene expansion and
Channelview methanol restart
projects
First-Quarter Summary Near-Term Outlook
13
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